N E W S R E L E A S E

MVB Financial Corp. Approved for Nasdaq Listing
Trading Will Begin with the Market Opening on Dec. 7

(FAIRMONT, W.Va.) December 4, 2017 - MVB Financial Corp. (“MVB Financial” or “MVB”), the holding company of MVB Bank, today announced it has received approval to list its common stock for trading on The Nasdaq Capital Market ®.

Shares of MVB Financial will start trading on Nasdaq under the symbol “MVBF,” effective with the opening of the market on December 7. Until then, MVB will continue to trade on the OTC Bulletin Board as “MVBF.”

“Being listed on The Nasdaq marks a major milestone for MVB on our growth journey, reflecting more than a decade of dedication and teamwork. MVB intends to qualify for inclusion in the Russell 2000 Index as part of the index’s next annual reconstitution, which occurs in 2018,” said Larry F. Mazza, CEO and President, MVB Financial Corp. “Additional visibility generated from MVB’s listing on The Nasdaq will allow even more investors to recognize our strong growth story and value our community bank model, as well as provide greater liquidity.”

MVB is the first West Virginia company in 10 years, and the first West Virginia bank in 18 years, to be listed on The Nasdaq.

“At MVB, we are excited to celebrate this historic moment with our shareholders, friends and families, and look forward to ringing the bell in New York City this spring,” Mazza said.

Background:

MVB Financial’s move to The Nasdaq gains higher visibility in the investment community, greater access to capital markets and improvements in stock liquidity. Being well-positioned for continued growth, MVB seeks to attract a more diverse base of stockholders, especially institutional investors.
After the formation of MVB Bank in 1999, MVB Financial Corp. formed in 2004 as a bank holding company and in 2012 elected to become a financial holding company. MVB Financial includes multiple subsidiaries and affiliated businesses, including MVB Bank, Inc., and MVB Mortgage. The Company’s principal executive offices are located in Fairmont, W.Va.
Since 2015, MVB Bank, has launched seven banking locations, including the newest in Leesburg, Va., and Morgantown, W.Va., as well as new banking offices in Fairmont, W.Va.; Charleston, W.Va.; two acquired locations in the Eastern Panhandle of West Virginia; and, a location in Reston, Va. MVB offers its clients the convenience of state-of-the-art banking technology while retaining the personal touch of a community bank, setting MVB apart in key deposit markets. The MVB Bank footprint in West Virginia and Virginia now encompasses 15 total locations, as well as 18 MVB Mortgage locations in West Virginia; Virginia; Washington, D.C.; North Carolina; and South Carolina.
For more information about MVB Bank, visit www.MVBbanking.com or call toll-free 844-MVB-BANK (844-682-2265).

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 About MVB Financial

MVB Financial is a financial holding company headquartered in Fairmont, W.Va. Through its subsidiary, MVB Bank, Inc., and the bank’s subsidiary, MVB Mortgage, the Company provides financial services to individuals and corporate clients in the Mid-Atlantic Region. For more information, visit ir.mvbbanking.com.

Forward-looking Statements

MVB Financial has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Press Release. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning potential eligibility for inclusion in the Russell 2000 Index and possible or assumed future results of operations of the Company and its subsidiaries. When words such as “believes,” “expects,” “anticipates,” “may,” or similar expressions occur in this Press Release, MVB Financial is making forward-looking statements. Note that many factors could affect the future financial results of MVB Financial and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Press Release. Those factors include, but are not limited to: credit risk, changes in market interest rates, inability to achieve merger-related synergies, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in MVB Financial’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, MVB Financial undertakes no obligation to update or revise any forward-looking statements.